UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 24, 2008

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

On November 24, 2008, Implant Sciences Corporation (the “Company”) and its wholly owned subsidiary C Acquisition Corp. (which had operated under the name Core Systems (the “Subsidiary”)) entered into an amendment to the asset purchase agreement dated November 14, 2008 with Core Systems Incorporated, an entity newly formed by the Subsidiary’s general manager and certain other investors (the “Buyer”). The amendment changed the amount and timing of certain payments by the Buyer for the Subsidiary’s assets (but did not change the aggregate purchase price), changed the allocation of the purchase price among the purchased assets, updated certain representations and warranties and inserted, as a condition to closing, that the Company’s principal lenders shall have released their security interests in the purchased assets.

Upon the execution of the amendment, the transaction was completed, and the Subsidiary accepted the Buyer’s promissory note in the principal amount of $1,625,000. The promissory note requires the Buyer to pay the Subsidiary $125,000 on or before November 28, 2008, an additional $500,000 on or before December 24, 2008, and the remaining principal balance, together with accrued interest, in equal monthly installments over a period of 60 months commencing on February 1, 2009. The Buyer and the Subsidiary also executed a security agreement, pursuant to which the Buyer granted the Subsidiary a security interest in all of the Buyer’s assets to secure its obligations under the promissory note.

The foregoing descriptions of the amendment to the asset purchase agreement, of the Buyer’s promissory note and security agreement, and of the transactions contemplated by the asset purchase agreement, as so amended, do not purport to be complete and are qualified in their entirety by reference to the complete text of the asset purchase agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 14, 2008 (and filed with the Securities and Exchange Commission on November 19, 2008), and to the complete text of the amendment, the promissory note and the security agreement, which are filed as Exhibits 2.2, 10.1 and 10.2 hereto, respectively. Each of such exhibits is incorporated herein by this reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 24, 2008, the Company and the Subsidiary completed the sale of substantially all of the Subsidiary’s assets for a purchase price of $3,000,000 plus the assumption of certain liabilities. The Buyer paid the Subsidiary a total of $1,375,000 in cash at or prior to the closing, and paid the balance of the purchase price by executing a promissory note in the principal amount of $1,650,000. See Item 1.01 of this Current Report for a description of the Buyer’s promissory note.

Item 7.01               Regulation FD Disclosure

On December 1, 2008, the Company issued a press release announcing the completion of the transactions referred to in Item 2.01 of this Current Report. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01               Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

The unaudited pro forma Balance Sheet as of September 30, 2008.

The unaudited pro forma Statements of Operations for the year ended June 30, 2008 and the quarter ended September 30, 2008.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not indicative of the operating results or financial position that would have been achieved if the sale has been consummated as of the dates indicated or of results that may be obtained in the future.
Implant Sciences Corporation
Pro Forma Balance Sheet (unaudited)
September 30, 2008

The following unaudited pro forma balance sheet presents, as of September 30, 2008, and after giving effect to the adjustments described in the accompanying notes, the assets and liabilities of Implant Sciences Corporation’s wholly-owned subsidiary, C Acquisition Corp., which sold on November 24, 2008 substantially all of the assets used in its business to Core Systems Incorporated.

The pro forma balance sheet may not be indicative of the actual financial position of Implant Sciences Corporation had the sale of these assets occurred at September 30, 2008.

The pro forma balance sheet should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended June 30, 2008 and the unaudited consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission for the quarter ended September 30, 2008.

	September 30, 2008
	Consolidated				Pro Forma
	Actual	Core			Adjustments	Unaudited
	Unaudited	Systems, Inc.			Note B	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,013,000	$-	(1)		$681,000	$2,694,000
Restricted cash	514,000	-			-	514,000
Accounts receivable-trade, net of allowance	738,000	-			-	738,000
Accounts receivable, unbilled	268,000	-			-	268,000
Notes receivable	-	-	(1)		1,625,000	1,625,000
Inventories	923,000	-			-	923,000
Prepaid expenses and other current assets	238,000	-			-	238,000
Current assets held for sale	1,736,000	1,183,000	(1)		3,000	556,000
Total current assets	6,430,000	1,183,000			2,309,000	7,556,000
Property and equipment, net	403,000	-			-	403,000
Amortizable intangible assets, net	36,000	-			-	36,000
Other non-current assets	1,206,000	-	(1	),(2)	(49,000)	1,157,000
Goodwill	3,136,000	-			-	3,136,000
Non-current assets held for sale	2,470,000	2,102,000			-	368,000
Total assets	$13,681,000	$3,285,000			$2,260,000	$12,656,000
LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Current maturities of long-term debt and obligations under capital lease	$32,000	$-			$-	$32,000
Line of credit	718,000	-	(1)		(234,000)	484,000
Notes payable	81,000	-			(81,000)	-
Payable to Med-Tec	74,000	-			-	74,000
Payable to Ion Metrics shareholders	50,000	-			(50,000)	-
Accrued expenses	3,137,000	-	(1	),(2)	(140,000)	2,997,000
Accounts payable	2,792,000	-	(1)		(46,000)	2,746,000
Current portion of long-term lease liability	322,000	-			-	322,000
Deferred revenue	444,000	-			-	444,000
Current liabilities held for sale	1,078,000	671,000			-	407,000
Total current liabilities	8,728,000	671,000			(551,000)	7,506,000

Intercompany with Implant Sciences Corporation	-	2,613,000	(1)		2,613,000	-

Long-term liabilities:
Long-term debt and obligations under capital lease, net of current maturities	108,000	-			-	108,000
Long-term lease liability	310,000	-			-	310,000
Long-term liabilities held for sale	1,000	1,000			-	-
Total long-term liabilities	419,000	1,000			-	418,000
Total liabilities	9,147,000	3,285,000			2,062,000	7,924,000
Commitments and contingencies
Series D Cumulative Redeemable Convertible Preferred Stock, $10 stated value	2,121,000	-			-	2,121,000
Stockholders' (deficit) equity:
Common stock; $0.10 par value	1,415,000	-			-	1,415,000
Additional paid-in capital	60,723,000	-			-	60,723,000
Accumulated deficit	(59,553,000)	-	(1	),(2)	198,000	(59,355,000)
Deferred compensation	(1,000)	-			-	(1,000)
Accumulated other comprehensive loss	(98,000)	-			-	(98,000)
Treasury stock, at cost	(73,000)	-			-	(73,000)
Total stockholders' (deficit) equity	2,413,000	-			198,000	2,611,000
Total liabilities and stockholders' (deficit) equity	$13,681,000	$3,285,000			$2,260,000	$12,656,000

The accompanying notes are an integral part of these financial statements.

Implant Sciences Corporation
Pro Forma Statement of Operations (unaudited)
For the Year Ended June 30 2008

The following pro forma statement of operations presents, for the year ended June 30, 2008, and, after giving effect to the pro forma adjustments described in the accompanying notes, the results of operations of Implant Sciences Corporation’s wholly-owned subsidiary, C Acquisition Corp., which sold on November 24, 2008 substantially all of the assets used in its business to Core Systems Incorporated.

The pro forma statement of income may not be indicative of the results of operations which actually would have occurred had the sale of these assets occurred at July 1, 2007 or which may occur in the future.

The pro forma income statement should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended June 30, 2008 and the unaudited consolidated financial statements of the Company included the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission for the quarter ended September 30, 2008.

	For the Year Ended June 30, 2008

	Consolidated			Pro Forma
	Actual	Core		Adjustments	Unaudited
	Unaudited	Systems, Inc.		Note C	Pro Forma

Security revenues	$5,152,000	$-		$-	$5,152,000
Cost of revenues	3,577,000	-		-	3,577,000
Gross margin	1,575,000	-		-	1,575,000

Operating expenses:
Research and development	3,097,000	-		-	3,097,000
Selling, general and administrative	6,414,000	-	(3)	134,000	6,548,000
	9,511,000	-		134,000	9,645,000
Loss from operations	(7,936,000)	-		(134,000)	(8,070,000)
Other income (expense), net:
Interest income	204,000	-		-	204,000
Interest expense	(88,000)	-	(4)	19,000	(69,000)
Change in fair value of embedded derivatives related to preferred stock features	133,000	-		-	133,000
Loss on sale of investments	(51,000)	-		-	(51,000)
Total other expense, net	198,000	-		19,000	217,000
Loss from continuing operations before income tax benefit	(7,738,000)	-		(115,000)	(7,853,000)
Income tax benefit	24,000	-		-	24,000
Loss from continuing operations	(7,714,000)	-		(115,000)	(7,829,000)
Preferred distribution, dividends and accretion	(1,058,000)	-		-	(1,058,000)
Loss from continuing operations applicable to common shareholders	$(8,772,000)	$-		$(115,000)	$(8,887,000)

Loss per share from continuing operations, basic and diluted	$(0.65)	$-		$(0.01)	$(0.66)
Loss per share from continuing operations applicable to common shareholders, basic and diluted	$(0.73)	$-		$(0.01)	$(0.74)
Weighted average share used in computing net income (loss) per common share, basic and diluted	11,935,515	11,935,515		11,935,515	11,935,515

The accompanying notes are an integral part of these financial statements.

Implant Sciences Corporation
Pro Forma Statement of Operations (unaudited)
For the Quarter Ended September 30 2008

The following pro forma statement of operations presents, for the quarter ended September 30, 2008, and, after giving effect to the pro forma adjustments described in the accompanying notes, the results of operations of Implant Sciences Corporation’s wholly-owned subsidiary, C Acquisition Corp., which sold on November 24, 2008 substantially all of the assets used in its business to Core Systems Incorporated.

The pro forma statement of income may not be indicative of the results of operations which actually would have occurred had the sale of these assets occurred at July 1, 2008 or which may occur in the future.

The pro forma income statement should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended June 30, 2008 and the unaudited consolidated financial statements of the Company included the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission for the quarter ended September 30, 2008.

	For the Quarter Ended September 30, 2008

	Consolidated			Pro Forma
	Actual	Core		Adjustments	Unaudited
	Unaudited	Systems, Inc.		Note C	Pro Forma

Security revenues	$5,948,000	$-		$-	$5,948,000
Cost of revenues	3,172,000	-		-	3,172,000
Gross margin	2,776,000	-		-	2,776,000

Operating expenses:
Research and development	1,020,000	-		-	1,020,000
Selling, general and administrative	2,366,000	-	(3)	29,000	2,395,000
	3,386,000	-		29,000	3,415,000
Loss from operations	(610,000)	-		(29,000)	(639,000)
Other income (expense), net:
Interest income	8,000	-		-	8,000
Interest expense	(32,000)	-	(4)	4,000	(28,000)
Total other expense, net	(24,000)	-		4,000	(20,000)
Loss from continuing operations	(634,000)	-		(25,000)	(659,000)
Preferred distribution, dividends and accretion	(189,000)	-		-	(189,000)
Loss from continuing operations applicable to common shareholders	$(823,000)	$-		$(25,000)	$(848,000)

Loss per share from continuing operations, basic and diluted	$(0.05)	$-		$(0.00)	$(0.05)
Loss per share from continuing operations applicable to common shareholders, basic and diluted	$(0.06)	$-		$(0.00)	$(0.06)
Weighted average share used in computing net income (loss) per common share, basic and diluted	13,468,489	13,468,489		13,468,489	13,468,489

The accompanying notes are an integral part of these financial statements.

IMPLANT SCIENCES CORPORATION
NOTES TO PRO FORMA FINANCIAL STATEMENTS

Note A              Significant Accounting Policies

Basis of Presentation

Effective November 24, 2008, Implant Sciences Corporation (the “Company”) and its wholly owned subsidiary C Acquisition Corp. (which operates under the name Core Systems) sold substantially all of the Core Systems’ assets used in the Core Systems’ business to Core Systems Incorporated (the “Buyer”), as more fully described in Item 2.01 of this Form 8-K, for a purchase price of $3,000,000 plus the assumption of certain liabilities by Core Systems Incorporated.

In the normal course of business, the Company allocated to Core Systems’ various expenses incurred for overhead and other operating expenses.  The amounts included rent, utilities and general and administrative expenses.  These costs have been allocated on the basis of varying factors, which take into consideration space utilization and the number of employees.

The pro forma statement of operations for the year ended June 30, 2008 includes the audited consolidated statement of operations of Implant Sciences Corporation.  The pro forma statement of operations for the quarter ended September 30, 2008 includes the unaudited consolidated financial statements of Implant Sciences Corporation.

In accordance with SFAS No.144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the consolidated balance sheets, as of September 30, 2008 and statements of operations for the year ended June 30, 2008 and the quarter ended September 30, 2008, present the results of Core Systems’ as discontinued operations and have classified Core Systems’ assets and liabilities as held for sale as of September 30, 2008.

Note B              Balance Sheet Pro Forma Adjustments

The balance sheet as of September 30, 2008, gives effect to the following pro forma adjustments:

(1)	Reflects the estimated cash proceeds from the sale of substantially all
	of the assets used in the Core Systems' business as follows:
	Addition to cash and cash equivalents	$681,000
	Note receivable received as part of transaction of transaction consideration	1,625,000
	Reduction in borrowings under the Company's credit facility	234,000
	Payment of certain obligations required:
	Notes payable	81000
	Accounts payable	46,000
	Accrued expenses	155,000
	Payable to Ion Metrics shareholders	50,000
	Prepaid expenses and other current assets	3,000
	Payment of Broker's commission, net of $49,000 of advance payments	125,000
	Projected gain on sale, excluding costs related to the transaction	(387,000)
		$2,613,000

(2)	Records estimated costs related to the transaction
	Broker's commission and fees	$174,000
	Estimated legal fees	15,000
		$189,000

IMPLANT SCIENCES CORPORATION
NOTES TO PRO FORMA FINANCIAL STATEMENTS

Note C              Statement of Operations Pro Forma Adjustments

The statements of operations for the year ended June 30, 2008 and for the quarter ended September 30, 2008 giving effect to the following pro forma adjustments:

		Year Ended	Quarter Ended
		June 30,	September 30,
		2008	2008

(3)	Reflects overhead expenses allocated to
	Core Systems' which are expected to have
	a continuing impact on the Company	$134,000	$29,000

(4)	Adjusts interest expense to reflect reduction
	in short-term borrowings under the Company's
	credit facility	$19,000	$4,000

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

2.1
Asset Purchase Agreement dated November 14, 2008, by and among Implant Sciences Corporation, C Acquisition Corp. and Core Systems Incorporated (incorporated by reference from the Company’s Current Report on Form 8-K dated November 14, 2008 (and filed with the Securities and Exchange Commission on November 19, 2008)).

2.2	Amendment dated November 24, 2008, to Asset Purchase Agreement dated November 14, 2008, by and among Implant Sciences Corporation, C Acquisition Corp. and Core Systems Incorporated.

10.1	$1,625,000 promissory note dated November 24, 2008, executed by Core Systems Incorporated and delivered to C Acquisition Corp.

10.2	Security Agreement dated November 24, 2008, between Core Systems Incorporated and C Acquisition Corp.

99.1	Press release issued by Implant Sciences Corporation, dated December 1, 2008, announcing completion of the sale of Core Systems assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/ Phillip C. Thomas
Phillip C. Thomas
Chief Executive Officer

Date: December 1, 2008

EXHIBIT INDEX

Exhibit No.                        Description

2.1
Asset Purchase Agreement dated November 14, 2008, by and among Implant Sciences Corporation, C Acquisition Corp. and Core Systems Incorporated (incorporated by reference from the Company’s Current Report on Form 8-K dated November 14, 2008 (and filed with the Securities and Exchange Commission on November 19, 2008)).

2.2	Amendment dated November 24, 2008, to Asset Purchase Agreement dated November 14, 2008, by and among Implant Sciences Corporation, C Acquisition Corp. and Core Systems Incorporated.

10.1	$1,625,000 promissory note dated November 24, 2008, executed by Core Systems Incorporated and delivered to C Acquisition Corp.

10.2	Security Agreement dated November 24, 2008, between Core Systems Incorporated and C Acquisition Corp.

99.1	Press release issued by Implant Sciences Corporation, dated December 1, 2008, announcing completion of the sale of the Core Systems assets.